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Exhibit 8.1

SUBSIDIARIES

NAME	JURISDICTION OF INCORPORATION OR ORGANIZATION
99.999 LIMITED	ENGLAND AND WALES
ADVANTICA CORPORATE VENTURES LIMITED	ENGLAND AND WALES
ADVANTICA LIMITED	ENGLAND AND WALES
ADVANTICA PTY LIMITED	AUSTRALIA
ADVANTICA, INC.	DELAWARE
AEMC, L.L.C.	DELAWARE
AERIAL GROUP LIMITED	ENGLAND AND WALES
AERIAL UK LIMITED	ENGLAND AND WALES
AGL SYSTEMS INTERNATIONAL LIMITED	ENGLAND AND WALES
AMPLE DESIGN LIMITED	ENGLAND AND WALES
ARBUCKLE ACRES, INC	NEW YORK
ARTERION LIMITED	ENGLAND AND WALES
ASSETHALL LIMITED	ENGLAND AND WALES
ATLANTIC WESTERN CONSULTING, INC.	MASSACHUSETTS
BASSLINK PTY LIMITED	AUSTRALIA
BEEGAS NOMINEES LIMITED	ENGLAND AND WALES
BLACKWATER 1 LIMITED	UNITED KINGDOM
BLACKWATER 2 LIMITED	UNITED KINGDOM
BLACKWATER 3 LIMITED	UNITED KINGDOM
BLACKWATER 4 LIMITED	UNITED KINGDOM
BLACKWATER 5 LIMITED	UNITED KINGDOM
BLACKWATER A LIMITED	UNITED KINGDOM
BLACKWATER AGENCY LIMITED	ENGLAND AND WALES
BLACKWATER B LIMITED	UNITED KINGDOM
BLACKWATER C LIMITED	UNITED KINGDOM
BLACKWATER D LIMITED	UNITED KINGDOM
BLACKWATER E LIMITED	UNITED KINGDOM
BLACKWATER F LIMITED	ENGLAND AND WALES
BLACKWATER G LIMITED	UNITED KINGDOM
BLACKWATER H LIMITED	UNITED KINGDOM
BLACKWATER J LIMITED	ENGLAND AND WALES
BLACKWATER SC 1 LIMITED	SCOTLAND
BLACKWATER SC A LIMITED	SCOTLAND
BRITISH TRANSCO CAPITAL, INC.	DELAWARE
BRITISH TRANSCO FINANCE (NO 1) LIMITED	CAYMAN ISLANDS
BRITISH TRANSCO FINANCE (NO 2) LIMITED	CAYMAN ISLANDS
BRITISH TRANSCO FINANCE (NO 3) LIMITED	ENGLAND AND WALES
BRITISH TRANSCO FINANCE (NO 5) LIMITED	ENGLAND AND WALES
BRITISH TRANSCO FINANCE, INC.	DELAWARE
BRITISH TRANSCO INTERNATIONAL FINANCE BV	NETHERLANDS
BSC CO LIMITED	ENGLAND AND WALES
COGSYS LIMITED	ENGLAND AND WALES
CONTIGUOUS LIMITED	ENGLAND AND WALES
CROWN CASTLE COMMUNICATIONS LIMITED	ENGLAND AND WALES
CROWN CASTLE UK FINANCE PLC	ENGLAND AND WALES
CROWN CASTLE UK HOLDINGS LIMITED	ENGLAND AND WALES

CROWN CASTLE UK LIMITED	ENGLAND AND WALES
CROWN CASTLE UK PENSION TRUST LIMITED	ENGLAND AND WALES
EASTLANDS (BENEFITS ADMINISTRATION) LIMITED	ENGLAND AND WALES
EASTLANDS LIMITED	ENGLAND AND WALES
ELECTRACOM LIMITED	ENGLAND AND WALES
ELEXON LIMITED	ENGLAND AND WALES
ENERGI LIMITED	ENGLAND AND WALES
ENERGIS POLSKA SP. Z O.O.	POLAND
ENERGIS SERVICES LIMITED	ENGLAND AND WALES
ENERGY MARKET OPERATIONS LIMITED	ENGLAND AND WALES
ENERGY SETTLEMENTS AND INFORMATION SERVICES LIMITED	ENGLAND AND WALES
EUA BIOTEN, INC.	MASSACHUSETTS
EUA ENERGY INVESTMENT CORPORATION	MASSACHUSETTS
EUA/FRCII ENERGY ASSOCIATES	UNITED STATES
FASTNET CALOOSAHATCHEE COMMUNICATIONS LIMITED	BRITISH VIRGIN ISLANDS
FULCRUM CONNECTIONS (EMPLOYERS) LIMITED	ENGLAND AND WALES
FULCRUM CONNECTIONS LIMITED	ENGLAND AND WALES
GAS RESEARCH & TECHNOLOGY CENTRE LIMITED	ENGLAND AND WALES
GEMSTONE SOFTWARE LIMITED	ENGLAND AND WALES
GRAIN LNG LIMITED	ENGLAND AND WALES
GRANITE STATE ELECTRIC COMPANY	NEW HAMPSHIRE
GRID INTERNATIONAL LIMITED	ENGLAND AND WALES
GRID INVESTMENT HOLDINGS LIMITED	ENGLAND AND WALES
GRID ONE LIMITED	ENGLAND AND WALES
GRIDAMERICA HOLDINGS INC.	UNITED STATES
GRIDAMERICA LLC	UNITED STATES
GRIDCOM (UK) LIMITED	ENGLAND AND WALES
GRIDCOM AERIAL SITES PLC	ENGLAND AND WALES
GRIDCOM LIMITED	ENGLAND AND WALES
GRIDMET LIMITED	ENGLAND AND WALES
GRIDNAT LIMITED	ENGLAND AND WALES
GRTC LIMITED	ENGLAND AND WALES
HUDSON POINTE, INC	NEW YORK
INFRASTRUCTURE TECHNOLOGY GROUP LIMITED	ENGLAND AND WALES
INTERNATIONAL POWER SYSTEMS LIMITED	ENGLAND AND WALES
IPS LIMITED	ENGLAND AND WALES
ITG LIMITED	ENGLAND AND WALES
LAND MANAGEMENT AND DEVELOPMENT, INC	NEW YORK
LANDRANCH LIMITED	ENGLAND AND WALES
LANDWEST, INC	NEW YORK
LATTICE ENERGY SERVICES LIMITED	ENGLAND AND WALES
LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	ENGLAND AND WALES
LATTICE GROUP HOLDINGS LIMITED	ENGLAND AND WALES
LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	ENGLAND AND WALES
LATTICE GROUP PLC	ENGLAND AND WALES
LATTICE GROUP SERVICES LIMITED	ENGLAND AND WALES
LATTICE GROUP TRUSTEES LIMITED	ENGLAND AND WALES
LATTICE GROUP US HOLDINGS, INC.	DELAWARE
LATTICE INTELLECTUAL PROPERTY LIMITED	ENGLAND AND WALES

LATTICE LIMITED	ENGLAND AND WALES
LATTICE OPSCO LIMITED	ENGLAND AND WALES
LATTICE TELECOM FINANCE (NO 1) LIMITED	ISLE OF MAN
LATTICE TELECOMMUNICATIONS ASSET DEVELOPMENT COMPANY LIMITED	ENGLAND AND WALES
LOUGHBOROUGH PARK MANAGEMENT LIMITED	ENGLAND AND WALES
MAINSTREAM FORTY-SEVEN LIMITED	ENGLAND AND WALES
MASSACHUSETTS ELECTRIC COMPANY	MASSACHUSETTS
MELMAR LIMITED	ISLE OF MAN
MERCATOR DEVELOPMENTS LIMITED	UNITED KINGDOM
METROWEST REALTY LLC	DELAWARE
MOREAU PARK, INC	NEW YORK
NANTUCKET ELECTRIC COMPANY	MASSACHUSETTS
NATGRID FINANCE HOLDINGS LIMITED	ENGLAND AND WALES
NATGRID FINANCE LIMITED	ENGLAND AND WALES
NATGRID HOLDINGS LIMITED	ENGLAND AND WALES
NATGRID INVESTMENTS LIMITED	ENGLAND AND WALES
NATGRID LIMITED	ENGLAND AND WALES
NATIONAL GRID (IOM) UK LTD	ENGLAND AND WALES
NATIONAL GRID (IRELAND) 1 LIMITED	ENGLAND AND WALES
NATIONAL GRID (IRELAND) 2 LIMITED	ENGLAND AND WALES
NATIONAL GRID (US) HOLDINGS LIMITED	ENGLAND AND WALES
NATIONAL GRID (US) INVESTMENTS	ENGLAND AND WALES
NATIONAL GRID (US) INVESTMENTS 2	ENGLAND AND WALES
NATIONAL GRID (US) INVESTMENTS 3	ENGLAND AND WALES
NATIONAL GRID (US) INVESTMENTS 4	ENGLAND AND WALES
NATIONAL GRID (US) INVESTMENTS 5	ENGLAND AND WALES
NATIONAL GRID (US) INVESTMENTS 6	ENGLAND AND WALES
NATIONAL GRID (US) PARTNER 1 LIMITED	ENGLAND AND WALES
NATIONAL GRID (US) PARTNER 2 LIMITED	ENGLAND AND WALES
NATIONAL GRID ADVANTICA LIMITED	ENGLAND AND WALES
NATIONAL GRID AUSTRALIA PTY LIMITED	CAYMAN ISLANDS
NATIONAL GRID BASSLINK LIMITED	ENGLAND AND WALES
NATIONAL GRID BRAZIL B.V.	NETHERLANDS
NATIONAL GRID BRAZIL FINANCE	ENGLAND AND WALES
NATIONAL GRID BRAZIL TRANSMISSION B.V.	NETHERLANDS
NATIONAL GRID CHILE B.V.	NETHERLANDS
NATIONAL GRID COMMUNICATIONS HOLDINGS, INC.	MASSACHUSETTS
NATIONAL GRID COMMUNICATIONS, INC.	MASSACHUSETTS
NATIONAL GRID COMPANY HOLDINGS LIMITED	ENGLAND AND WALES
NATIONAL GRID COMPANY PLC	ENGLAND AND WALES
NATIONAL GRID CONNECTIONS LIMITED	ENGLAND AND WALES
NATIONAL GRID DISTRIBUTION LIMITED	ENGLAND AND WALES
NATIONAL GRID EIGHT LIMITED	ENGLAND AND WALES
NATIONAL GRID EIGHTEEN LIMITED	ENGLAND AND WALES
NATIONAL GRID ELECTRICITY LIMITED	ENGLAND AND WALES
NATIONAL GRID ELECTRICITY TRANSMISSION LIMITED	ENGLAND AND WALES
NATIONAL GRID ELEVEN LIMITED	ENGLAND AND WALES
NATIONAL GRID FIFTEEN LIMITED	ENGLAND AND WALES
NATIONAL GRID FINANCE B.V.	NETHERLANDS
NATIONAL GRID FIVE LIMITED	ENGLAND AND WALES

NATIONAL GRID FOUR LIMITED	ENGLAND AND WALES
NATIONAL GRID FOURTEEN LIMITED	ENGLAND AND WALES
NATIONAL GRID GAS LIMITED	ENGLAND AND WALES
NATIONAL GRID GENERAL PARTNERSHIP	DELAWARE
NATIONAL GRID GOLD LIMITED	ENGLAND AND WALES
NATIONAL GRID GROUP LIMITED	ENGLAND AND WALES
NATIONAL GRID HOLDINGS B.V.	NETHERLANDS
NATIONAL GRID HOLDINGS INC.	DELAWARE
NATIONAL GRID HOLDINGS LIMITED	ENGLAND AND WALES
NATIONAL GRID HOLDINGS ONE PLC	ENGLAND AND WALES
NATIONAL GRID HOLLAND LIMITED	ENGLAND AND WALES
NATIONAL GRID INDIA B.V.	NETHERLANDS
NATIONAL GRID INDUS B.V.	ENGLAND AND WALES
NATIONAL GRID INTERNATIONAL LIMITED	ENGLAND AND WALES
NATIONAL GRID IRELAND THREE	MALTA
NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	JERSEY
NATIONAL GRID JERSEY HOLDINGS THREE LIMITED	JERSEY
NATIONAL GRID JERSEY INVESTMENTS LIMITED	ENGLAND
NATIONAL GRID JERSEY INVESTMENTS TWO LIMITED	ENGLAND AND WALES
NATIONAL GRID LNG LIMITED	ENGLAND AND WALES
NATIONAL GRID MANQUEHUE B.V.	NETHERLANDS
NATIONAL GRID MARKET SERVICES LIMITED	ENGLAND AND WALES
NATIONAL GRID METERING LIMITED	ENGLAND AND WALES
NATIONAL GRID MIDDLE EAST FZCO	UNITED ARAB EMIRATES
NATIONAL GRID NETHERLANDS ONE BV	NETHERLANDS
NATIONAL GRID NETHERLANDS THREE BV	NETHERLANDS
NATIONAL GRID NETHERLANDS TWO BV	NETHERLANDS
NATIONAL GRID NINE LIMITED	ENGLAND AND WALES
NATIONAL GRID NINETEEN LIMITED	ENGLAND AND WALES
NATIONAL GRID ONE LIMITED	ENGLAND AND WALES
NATIONAL GRID OVERSEAS LIMITED	ENGLAND AND WALES
NATIONAL GRID OVERSEAS TWO LIMITED	ENGLAND AND WALES
NATIONAL GRID PENSIONS LIMITED	ENGLAND AND WALES
NATIONAL GRID POLAND B.V.	NETHERLANDS
NATIONAL GRID PROCUREMENT BV	NETHERLANDS
NATIONAL GRID PROPERTIES LIMITED	ENGLAND AND WALES
NATIONAL GRID PROPERTY LIMITED	ENGLAND AND WALES
NATIONAL GRID SEVEN LIMITED	ENGLAND AND WALES
NATIONAL GRID SEVENTEEN LIMITED	ENGLAND AND WALES
NATIONAL GRID SIX LIMITED	ENGLAND AND WALES
NATIONAL GRID SIXTEEN LIMITED	ENGLAND AND WALES
NATIONAL GRID TEN	ENGLAND AND WALES
NATIONAL GRID THREE LIMITED	ENGLAND AND WALES
NATIONAL GRID TRANSCO EUROPE LIMITED	ENGLAND AND WALES
NATIONAL GRID TRANSCO GROUP LIMITED	ENGLAND AND WALES
NATIONAL GRID TRANSCO HOLDINGS LIMITED	ENGLAND AND WALES
NATIONAL GRID TRANSCO INTERNATIONAL LIMITED	ENGLAND AND WALES
NATIONAL GRID TRANSCO ONE LIMITED	ENGLAND AND WALES
NATIONAL GRID TRANSCO PLC	ENGLAND AND WALES
NATIONAL GRID TRANSCO UK LIMITED	ENGLAND AND WALES
NATIONAL GRID TRANSMISSION LIMITED	ENGLAND AND WALES

NATIONAL GRID TRANSMISSION SERVICES CORPORATION	MASSACHUSETTS
NATIONAL GRID TWELVE LIMITED	ENGLAND AND WALES
NATIONAL GRID TWENTY LIMITED	ENGLAND AND WALES
NATIONAL GRID TWENTY ONE LIMITED	ENGLAND AND WALES
NATIONAL GRID TWO LIMITED	ENGLAND AND WALES
NATIONAL GRID US 6 LLC	UNITED STATES
NATIONAL GRID US LLC	DELAWARE
NATIONAL GRID USA	DELAWARE
NATIONAL GRID USA SERVICE COMPANY, INC.	MASSACHUSETTS
NATIONAL GRID WIRELESS LIMITED	ENGLAND AND WALES
NATIONAL GRID ZAMBIA B.V.	NETHERLANDS
NATIONAL GRID ZAMBIA LIMITED	ENGLAND AND WALES
NEES COMMUNICATIONS, INC.	MASSACHUSETTS
NEES ENERGY, INC.	MASSACHUSETTS
NEES TELECOMMUNICATIONS CORP.	MASSACHUSETTS
NETMAP LIMITED	ENGLAND AND WALES
NETWORK MAPPING LIMITED	ENGLAND AND WALES
NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	NEW HAMPSHIRE
NEW ENGLAND ENERGY INCORPORATED	MASSACHUSETTS
NEW ENGLAND HYDRO FINANCE COMPANY, INC.	MASSACHUSETTS
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION	NEW HAMPSHIRE
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC.	MASSACHUSETTS
NEW ENGLAND POWER COMPANY	MASSACHUSETTS
NEW ENGLAND WHOLESALE ELECTRIC COMPANY	MASSACHUSETTS
NEWHC, INC.	MASSACHUSETTS
NG AUSTRALIA GP PTY LTD	AUSTRALIA
NG AUSTRALIA LLP	AUSTRALIA
NG CHICAGO I LLC	DELAWARE
NG CHICAGO II, LLC	DELAWARE
NG JERSEY LIMITED	JERSEY
NG MALTA ONE LIMITED	ENGLAND AND WALES
NG PROCUREMENT HOLDINGS LIMITED	ENGLAND AND WALES
NG PROPERTY DEVELOPMENTS LIMITED	ENGLAND AND WALES
NGC (GB) LIMITED	ENGLAND AND WALES
NGC DO BRASIL PARTICIPACOES LTDA	BRAZIL
NGC EMPLOYEE SHARES TRUSTEE LIMITED	ENGLAND AND WALES
NGC ENERGY LIMITED	ENGLAND AND WALES
NGC INDUS LIMITED	ENGLAND AND WALES
NGC IT LIMITED	ENGLAND AND WALES
NGC LEASING LIMITED	ENGLAND AND WALES
NGC LEISURE LIMITED	ENGLAND AND WALES
NGC TWO LIMITED	ENGLAND AND WALES
NGC ZAMBIA LIMITED	ENGLAND AND WALES
NGG (DELAWARE) LLC	DELAWARE
NGG FINANCE (NO 1) LIMITED	ENGLAND AND WALES
NGG FINANCE PLC	ENGLAND AND WALES
NGG LIMITED	ENGLAND AND WALES
NGG TELECOMS HOLDINGS LIMITED	ENGLAND AND WALES

NGG TELECOMS INVESTMENT LIMITED	ENGLAND AND WALES
NGG TELECOMS LIMITED	ENGLAND AND WALES
NGT CONNECTIONS (NO 1) LIMITED	ENGLAND AND WALES
NGT CONNECTIONS (NO 2) LIMITED	ENGLAND AND WALES
NGT FIVE LIMITED	ENGLAND AND WALES
NGT FOUR LIMITED	ENGLAND AND WALES
NGT HOLDING COMPANY (ISLE OF MAN) LIMITED	ISLE OF MAN
NGT HOLDINGS LIMITED	ENGLAND AND WALES
NGT INSURANCE COMPANY (GUERNSEY) LIMITED	ISLE OF MAN
NGT INSURANCE COMPANY (IRELAND) LIMITED	IRELAND
NGT INSURANCE COMPANY (ISLE OF MAN) LIMITED	ISLE OF MAN
NGT INTELLECTUAL PROPERTY LIMITED	ENGLAND AND WALES
NGT INTERCONNECTORS LIMITED	ENGLAND AND WALES
NGT LUXEMBOURG ONE LIMITED	ENGLAND & WALES
NGT LUXEMBOURG TWO LIMITED	ENGLAND & WALES
NGT METERING LIMITED	ENGLAND AND WALES
NGT NOMINEES LIMITED	ENGLAND AND WALES
NGT ONE LIMITED	ENGLAND AND WALES
NGT ONSTREAM LIMITED	ENGLAND AND WALES
NGT TELECOM NO.1 LIMITED	ENGLAND AND WALES
NGT TELECOM NO.2 LIMITED	ENGLAND AND WALES
NGT THREE LIMITED	UNITED KINGDOM
NGT TWO LIMITED	ENGLAND AND WALES
NGT UK HOLDINGS LIMITED	ENGLAND AND WALES
NGT UK LIMITED	ENGLAND AND WALES
NGTM HOLDINGS LIMITED	UNITED KINGDOM
NIAGARA MOHAWK HOLDINGS, INC.	NEW YORK
NIAGARA MOHAWK POWER CORPORATION	NEW YORK
NM PROPERTIES, INC.	NEW YORK
NM RECEIVABLES CORP. II	NEW YORK
NM RECEIVABLES, LLC	NEW YORK
NM URANIUM, INC.	TEXAS
NT LIMITED	ENGLAND AND WALES
ON STREAM ASSET MANAGEMENT SERVICES LIMITED	ENGLAND AND WALES
ON STREAM DATA MANAGEMENT LIMITED	ENGLAND AND WALES
ON STREAM DATA PROVISION LIMITED	ENGLAND AND WALES
ON STREAM METER OPERATIONS LIMITED	ENGLAND AND WALES
ON STREAM METER READING SERVICES LIMITED	ENGLAND AND WALES
ON STREAM METERING LIMITED	ENGLAND AND WALES
ON STREAM SERVICES LIMITED	ENGLAND AND WALES
ON STREAM SOLUTIONS LIMITED	ENGLAND AND WALES
ON STREAM UTILITIES LIMITED	ENGLAND AND WALES
ON STREAM.COM LIMITED	ENGLAND AND WALES
ONSTREAM METERING SERVICES LIMITED	ENGLAND AND WALES
OPINAC ENERGY CORPORATION	CANADA
OPINAC NORTH AMERICA, INC.	DELAWARE
OPROPCO, INC	NEW YORK
PORT GREENWICH LIMITED	ENGLAND AND WALES
POWERCOM LIMITED	ENGLAND AND WALES
RISX ENVIRONMENTAL MANAGEMENT LIMITED	SCOTLAND
RISX LIMITED	SCOTLAND

RIVERVIEW, INC	NEW YORK
RT MASTS LIMITED	ENGLAND AND WALES
SALMON SHORES, INC	NEW YORK
SECONDSITE (SOUTHALL) GENERAL PARTNER LIMITED	UNITED KINGDOM
SECONDSITE (SOUTHALL) LP LIMITED	UNITED KINGDOM
SECONDSITE ESTATES LIMITED	ENGLAND AND WALES
SECONDSITE HOLDINGS LIMITED	ENGLAND AND WALES
SECONDSITE LAND DEVELOPMENTS LIMITED	ENGLAND AND WALES
SECONDSITE LAND INVESTMENTS LIMITED	ENGLAND AND WALES
SECONDSITE PORTFOLIO SOLUTIONS LIMITED	ENGLAND AND WALES
SECONDSITE PROPERTY (NORTHAMPTON) LIMITED	UNITED KINGDOM
SECONDSITE PROPERTY HOLDINGS LIMITED	ENGLAND AND WALES
SECONDSITE PROPERTY LIMITED	ENGLAND AND WALES
SECONDSITE PROPERTY NOMINEES (NO 1) LIMITED	ENGLAND AND WALES
SECONDSITE PROPERTY NOMINEES (NO 2) LIMITED	ENGLAND AND WALES
SECONDSITE PROPERTY PORTFOLIO LIMITED	ENGLAND AND WALES
SECONDSITE REGENERATION LIMITED	ENGLAND AND WALES
SSE TRANSCO LIMITED	ENGLAND AND WALES
SST GMBH	GERMANY
SST TOWERS COMMUNICATIONS SAS	FRANCE
STARGAS NOMINEES LIMITED	ENGLAND AND WALES
STC INTERNATIONAL HOLDINGS LIMITED	ENGLAND AND WALES
STONER ASSOCIATES EUROPE LIMITED	ENGLAND AND WALES
SUPERGRID ENERGY TRANSMISSION LIMITED	ENGLAND AND WALES
SUPERGRID LIMITED	ENGLAND AND WALES
TELDATA INTERNATIONAL LIMITED	ENGLAND AND WALES
TELDATA SERVICES LIMITED	ENGLAND AND WALES
TELDATA SOLUTIONS LIMITED	ENGLAND AND WALES
TELECOM ELECTRIC LIMITED	ENGLAND AND WALES
TELECOM INTERNATIONAL HOLDINGS LIMITED	ENGLAND AND WALES
TELINK LIMITED	ENGLAND AND WALES
TERRACOM DESIGN & DEVELOPMENT LIMITED	ENGLAND AND WALES
TERRACOM ESTATES LIMITED	ENGLAND AND WALES
THE ELECTRICITY TRANSMISSION COMPANY LIMITED	ENGLAND AND WALES
THE NARRAGANSETT ELECTRIC COMPANY	RHODE ISLAND
THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY LIMITED	ENGLAND AND WALES
THE NATIONAL GRID INVESTMENTS COMPANY	ENGLAND AND WALES
TOREN CV	NETHERLANDS
TRANSCO (EMPLOYERS) LTD	ENGLAND AND WALES
TRANSCO ASSET MAINTENANCE (SCOTLAND) LIMITED	ENGLAND AND WALES
TRANSCO ASSET MAINTENANCE (WALES) LIMITED	ENGLAND AND WALES
TRANSCO ASSET MAINTENANCE LIMITED	ENGLAND AND WALES
TRANSCO ASSET MANAGEMENT (SCOTLAND) LIMITED	ENGLAND AND WALES
TRANSCO ASSET MANAGEMENT (WALES) LIMITED	ENGLAND AND WALES
TRANSCO ASSET MANAGEMENT LIMITED	ENGLAND AND WALES
TRANSCO CONNECTIONS (SCOTLAND) LIMITED	ENGLAND AND WALES
TRANSCO CONNECTIONS (WALES) LIMITED	ENGLAND AND WALES
TRANSCO CONNECTIONS LIMITED	ENGLAND AND WALES
TRANSCO EMERGENCY SERVICES (SCOTLAND) LIMITED	ENGLAND AND WALES
TRANSCO EMERGENCY SERVICES (WALES) LIMITED	ENGLAND AND WALES

TRANSCO EMERGENCY SERVICES LIMITED	ENGLAND AND WALES
TRANSCO HOLDINGS (EMPLOYERS) LTD	ENGLAND AND WALES
TRANSCO HOLDINGS PLC	ENGLAND AND WALES
TRANSCO LNG STORAGE LIMITED	ENGLAND AND WALES
TRANSCO METERING SERVICES (SCOTLAND) LIMITED	ENGLAND AND WALES
TRANSCO METERING SERVICES LIMITED	ENGLAND AND WALES
TRANSCO PIPELINE CONSTRUCTORS (SCOTLAND) LIMITED	ENGLAND AND WALES
TRANSCO PIPELINE CONSTRUCTORS (WALES) LIMITED	ENGLAND AND WALES
TRANSCO PIPELINE CONSTRUCTORS LIMITED	ENGLAND AND WALES
TRANSCO PIPELINES (SCOTLAND) LIMITED	ENGLAND AND WALES
TRANSCO PIPELINES (WALES) LIMITED	ENGLAND AND WALES
TRANSCO PIPELINES LIMITED	ENGLAND AND WALES
TRANSCO PLC	ENGLAND AND WALES
TRANSCO TELECOMMUNICATIONS ASSET DEVELOPMENT COMPANY LIMITED	ENGLAND AND WALES
TRANSCO TRANSPORTATION COMPANY LIMITED	ENGLAND AND WALES
TRANSGRID LIMITED	ENGLAND AND WALES
TRISCAPE PLANNING LIMITED	ENGLAND AND WALES
UPPER HUDSON DEVELOPMENT INC	NEW YORK
UTILITY METERING SERVICES LIMITED	ENGLAND AND WALES
VESAS LIMITED	ENGLAND AND WALES
WAYFINDER GROUP, INC.	MASSACHUSETTS
XOSERVE (UK) LIMITED	ENGLAND AND WALES
XOSERVE HOLDINGS LIMITED	ENGLAND AND WALES
XOSERVE LIMITED	UNITED KINGDOM

QuickLinks

  Exhibit 8.1
SUBSIDIARIES